UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 17, 2026

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7887 East Belleview Avenue, Suite 1100 Denver, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(303) 320-7708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GORO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On July 17,2026 (the “Closing Date”), Gold Resource Corporation (the “Company”), completed its previously announced merger pursuant to the Arrangement Agreement and Plan of Merger (the “Arrangement Agreement”), dated as of January 25, 2026, as amended on May 15, 2026, by and among the Company, Goldgroup Mining Inc., a corporation incorporated under the laws of the Province of British Columbia (“Goldgroup”), and Goldgroup Merger Sub Inc., a Colorado corporation and direct subsidiary of Goldgroup (“Purchaser Sub”). Pursuant to the Arrangement Agreement, Purchaser Sub merged with and into the Company, with the Company continuing as the surviving corporation as a direct, wholly owned subsidiary of Goldgroup (such transaction, the “Merger”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Merger was consummated. Pursuant to the Arrangement Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of the Company, par value $0.001 per share (“Company Stock”), was converted into the right to receive 1.4476 common shares of Goldgroup post-Merger (“Resulting Issuer Shares”) (adjusted to 0.3619 Resulting Issuer Shares as a result of a four-for-one share consolidation completed by Goldgroup prior to closing) (the “Exchange Ratio”). Any stockholder of the Company who would otherwise have been entitled to receive a fraction of a Resulting Issuer Share pursuant to the Merger (after taking into account all the Company Stock held immediately prior to the Effective Time by such holder) had their holdings of Resulting Issuer Shares rounded up to the nearest whole share.

Pursuant to the Arrangement Agreement, at the Effective Time, all outstanding stock options (“Options”), deferred share units (“DSUs”), and restricted share units (“RSUs”) of the Company were assumed by Goldgroup and converted into equivalent awards for Resulting Issuer Shares, adjusted by the Exchange Ratio (other than Options held by residents of Canada, which were deemed to be vested to the fullest extent and exchanged for options exercisable for Resulting Issuer Shares (the “Replacement Options”), as adjusted by the Exchange Ratio). Performance share units (“PSUs” and, together with the Options, DSUs and RSUs, the “Company Awards”) of the Company were converted into time-vested RSUs based on performance through the Effective Time, as determined by the compensation committee of the Company and as adjusted by the Exchange Ratio. All assumed and converted Company Awards and any Replacement Options are generally subject to the same terms and conditions as were applicable to the corresponding Company Award prior to the assumption and conversion or exchange of the award by Goldgroup.

The foregoing descriptions of the Arrangement Agreement are qualified in their entirety by reference to the full text of the Arrangement Agreement, which was previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on January 26, 2026, and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, in connection with the consummation of the Merger, the Company notified NYSE American LLC (the “NYSE American”) that the Merger had been consummated and requested that the trading of its Common Stock on the NYSE American be suspended and that the listing of its Common Stock on the NYSE American be withdrawn. In addition, the Company requested that the NYSE American file with the Securities and Exchange Commission (the “SEC”) a notification on Form 25 to report the delisting of its Common Stock from the NYSE American and to deregister its Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Goldgroup has submitted an application to the NYSE American to list the Resulting Issuer Shares thereon.

The Company intends to file with the SEC a Form 15 to suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Merger, a change of control of the Company occurred, and the Company became a direct, wholly owned subsidiary of Goldgroup.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, Allen Palmiere, Peter Gianulis, Lila Manassa Murphy and Ron Little ceased to be directors of the Company at the Effective Time. The departures of the former directors were in connection with the Merger and not due to any disagreement with the Company on any matter.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Merger and pursuant to the Arrangement Agreement, at the Effective Time, the articles of incorporation and bylaws of Purchaser Sub, as in effect immediately prior to the Effective Time, became the articles of incorporation and bylaws of the Company, respectively. Copies of the Company’s amended and restated articles of incorporation and bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On July 15, 2026, Goldgroup, the direct parent of the Company, and the Company issued a joint press release announcing the expected ticker symbol of the combined company. Additionally, on July 17, 2026, Goldgroup and the Company issued a joint press release announcing the completion of the Merger. A copy of both press releases are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
2.1†	Arrangement Agreement and Plan of Merger, dated as of January 25, 2026, between Gold Resource Corporation, Goldgroup Mining Inc. and Goldgroup Merger Sub Inc. (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 26, 2026)
2.1.1	First Amendment to the Arrangement Agreement and Plan of Merger, dated as of May 15, 2026, by and among Gold Resource Corporation, Goldgroup Mining Inc. and Goldgroup Merger Sub Inc. (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 15, 2026)
3.1	Amended and Restated Articles of Incorporation of Gold Resource Corporation
3.2	Amended and Restated Bylaws of Gold Resource Corporation
99.1	Press Release, dated July 15, 2026
99.2	Press Release, dated July 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally to the SEC upon request a copy of any omitted schedule or attachment to this exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: July 17, 2026	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President

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